Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Tax Credit Properties II L.P. (the "Registrant") on Form 10-Q for the period ended December 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Neal Ludeke, Chief Financial Officer of Richman Tax Credits Inc., general partner of Richman Tax Credit Properties II L.P., general partner of the Registrant, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Neal Ludeke
--------------------------------------
Neal Ludeke
Chief Financial Officer of
Richman Tax Credits Inc.,
general partner of
Richman Tax Credit Properties II L.P.,
general partner of the Registrant
February 13, 2006